UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): May 26, 2004

BANYAN CORPORATION
(Exact name of registrant as specified in its chapter)

OREGON	000-26065	84-1346327
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 500, 1925 Century Park East, Los Angeles, California 90067
(address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code: (800) 808-0899

ITEM 1.     Changes in Control of Registrant

Not Applicable

ITEM 2.     Acquisition or Disposition of Assets

Not Applicable

ITEM 3.     Bankruptcy or Receivership

Not Applicable

ITEM 4.     Changes in Registrant's Certifying Accountant

Not Applicable

ITEM 5.     Other Events and Regulation FD Disclosure

On May 26th, 2004 the Registrant publicly disseminated a press release announcing that the Registrant, and its subsidiary, Chiropractic USA, Inc., royalty income has increased 42% during the first quarter of 2004 from fourth quarter 2003.

The Company stated that its franchising foundation has been established and the infrastructure is in place enabling our incoming royalties to strengthen the bottom line.

The information contained in the Press Release is incorporated herein by reference and filed as exhibit 99.1 hereto.

ITEM 6.     Resignations of Registrant=s Directors

Not applicable.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of business acquired Not Applicable

(b)	Pro forma financial information Not Applicable

(c)	Exhibits The following Exhibits are filed as a part of this disclosure statement:

	99.1	The Registrant’s Press Release dated May 26th, 2004.

ITEM 8.     CHANGES IN FISCAL YEAR.

Not Applicable

ITEM 9.     REGULATION FD DISCLOSURE.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANYAN CORPORATION
(Registrant)

Date: May 26th, 2004	/s/ Michael J. Gelmon

Michael J. Gelmon
Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit
Number	Description

99.1	The Registrant’s Press Release dated May 26th, 2004.